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                                                                   Exhibit 10.18

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR THE WRITTEN ACKNOWLEDGEMENT OF THE ISSUER, WHICH ACKNOWLEDGEMENT WILL NOT BE UNREASONABLY WITHHELD, THAT A SALE IS PURSUANT TO A VALID EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SAID ACT OR STATE SECURITIES LAWS.


                           CONVERTIBLE PROMISSORY NOTE

$8,750                                                             June 23, 2000


         FOR VALUE RECEIVED, e-Satisfy.com Inc., a Delaware corporation, its successors and assigns (the "COMPANY"), hereby promises to pay to the order of Gamma Fund LLC, its successors and assigns (the "HOLDER"): (i) upon the consummation of a Subsequent Financing (as defined below); (ii) upon an Event of Default (as defined below); or (iii) in accordance with the other terms of paragraph 3 herein, whichever is earlier, the principal amount of $8,750, or such amount advanced or outstanding hereunder, plus interest in arrears from and including the date hereof on the principal balance from time to time outstanding, at a rate per annum equal to eight percent (8%). This Note may not be prepaid in whole or in part, unless such prepayment is approved in writing by Holder. Interest shall be calculated on the basis of actual number of days elapsed over a year of 365 days. Notwithstanding any other provision of this Note, the Holder does not intend to charge, and the Company shall not be required to pay, any interest or other fees or charges in excess of the maximum permitted by applicable law; any payments in excess of such maximum shall be refunded to the Company or credited to reduce the principal hereunder. All payments received by the Holder will be applied first to costs of collection, if any, then to interest and the balance to principal.

         Payments of principal and interest will be made by check in immediately available United States funds sent to the Holder at the address furnished to the Company for that purpose.

         1. Registered Holder; Transfer This Note will be registered on the books of the Company or its agent as to principal and interest. Any transfer of this Note will be effected only by surrender of this Note to the Company and reissuance of a new note to the transferee.

         2. Events of Default. The outstanding principal and accrued interest on this Note shall, at the option of the Holder hereof, become due and payable without notice or demand, upon the occurrence of any one of the following specified events (each event referred to as "EVENT OF DEFAULT"):

                  (a)      failure to pay any amount as herein set forth;

                  (b) default in the performance by the Company of any material obligation to
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the Holder under this Note, which default is not cured within fifteen (15)
business days after written notice of such default from the Holder;

                  (c) insolvency (however evidenced) or the commission of any act of insolvency;

                  (d) the making of a general assignment for the benefit of creditors;

                  (e) the filing of any petition or the commencement of any proceeding by the Company or any endorser or guarantor of this Note for any relief under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions, or extensions;

                  (f) the filing of any petition or the commencement of any proceeding against the Company or any endorser or guarantor of this Note for any relief under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions, or extensions, which proceeding is not dismissed within sixty (60) days; or

                  (g) suspension of the transaction of the usual business of the Company for five (5) or more business days.

3.       Conversion.

                  (a) If a Subsequent Financing does not occur by July 31, 2000, the outstanding principal and interest on this Note shall be due in full on October 15, 2000, or such other date selected by the Holder upon three days prior written notice to the Company. The outstanding principal on this Note may be converted at any time by the Holder, and shall automatically convert upon the consummation of a Subsequent Financing, into the following number of shares of Series A Common Stock of the Company:

                  Date of Conversion                          Shares
                  Prior to 8/1/2000                           4,375
                  Between 8/1/2000 and 8/31/2000              5,147
                  After 8/31/2000                             6,250

         Accrued and unpaid interest shall be paid in cash upon any such conversion of this Note.

                  (b) The term "Subsequent Financing" as used herein shall refer to the sale by the Company to one or more third parties equity securities of the Company at a financing equal to or exceeding $5,000,000 (or a lesser amount as agreed by the Holder) in aggregate gross proceeds to the Company.

         4. Expenses of Collection. The Company agrees to pay the Holder's reasonable costs in collecting and enforcing this Note, including reasonable attorney's fees.


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         5.       Waiver by Holder. No waiver of any obligation of the Company under this Note shall be effective unless it is in a writing signed by the Holder. A waiver by the Holder of any right or remedy under this Note on any occasion shall not be a bar to exercise of the same right or remedy on any subsequent occasion or of any other right or remedy at any time.

         6. Notice. Any notice required or permitted under this Note shall be in writing and shall be deemed to have been given on the date of delivery, if personally delivered to the party to whom notice is to be given, or on the fifth business day after mailing, if mailed to the party to whom notice is to be given, by certified mail, return receipt requested, postage prepaid, or overnight courier service with proof of receipt.

         7. Investment Representations. The Holder is acquiring this Note, and any securities issued upon conversion hereof, for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). The Holder understands that neither this Note, nor any securities obtainable upon conversion hereof, have been registered or qualified under the Securities Act or any state securities laws, by reason of their issuance and sale in transactions exempt from the registration or qualification requirements of the Securities Act and applicable state securities laws. The Holder acknowledges that reliance on said exemptions is predicated in part on the accuracy of Holder's representations and warranties herein. The Holder acknowledges and agrees that the Note and such securities must be held by the Holder indefinitely unless a subsequent disposition thereof is registered or qualified under the Securities Act and applicable state securities laws or is exempt from registration. The Holder is an "accredited Purchaser" as defined in Regulation D promulgated under the Securities Act.

         8. Waiver by Company. The Company hereby expressly waives presentment, demand and protest, notice of demand, dishonor and nonpayment of this Note, and all other notices or demands of any kind in connection with the delivery, acceptance, performance, default or enforcement hereof, and hereby consents to any delays, extensions of time, renewals, waivers or modifications that may be granted or consented to by the Holder hereof with respect to the time of payment or any other provision hereof.

         9. Severability. In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and in no way shall be affected, prejudiced, or disturbed thereby.


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         10.      Governing Law.  This Note shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.


                                            E-SATISFY.COM INC.


                                       By:
                                            ------------------------------------
                                            Name:  Maurice X. Boissiere, Jr.
                                            Its:  President


                                            GAMMA FUND LLC


                                       By:
                                            ------------------------------------
                                            Name:    Robert B. Hellman, Jr.
                                            Its:     Managing Member


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